Exhibit 10.1

VOTING AGREEMENT

This VOTING AGREEMENT, dated as of August 25, 2018 (this “Agreement”), is entered into by and among Eclipse Resources Corporation, a Delaware corporation (“Parent”), Blue Ridge Mountain Resources, Inc., a Delaware corporation (the “Company”), and the undersigned signatories set forth on the signature pages hereto under the heading “Company Stockholders” (collectively, the “Company Stockholders”). Parent, the Company, and the Company Stockholders are each sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, each of the Company Stockholders is the beneficial or record owner, and has either sole voting power or shared voting power with other Company Stockholders over, such number of shares of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) as is indicated opposite each such Company Stockholder’s name on Schedule A attached hereto;

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Everest Merger Sub Inc., a Delaware corporation and a wholly-owned Subsidiary of Parent (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger (such agreement, as amended from time to time, the “Merger Agreement”), that provides, among other things, for the merger of Merger Sub with and into the Company, pursuant to which the Company will be the surviving corporation (such transaction and each other act or transaction contemplated by the Merger Agreement collectively, the “Merger”);

WHEREAS, as a condition and an inducement to Parent’s willingness to enter into the Merger Agreement, Parent has required that the Company Stockholders agree, and the Company Stockholders have agreed, to enter into this Agreement with respect to all Company Common Stock that the Company Stockholders Beneficially Own (as defined below); and

WHEREAS, Parent desires that the Company Stockholders agree, and the Company Stockholders are willing to agree, subject to the limitations herein, not to Transfer (as defined below) any of their Subject Securities (as defined below), and to vote, or deliver written consents with respect to, their Subject Securities in a manner so as to facilitate consummation of the Merger.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

AGREEMENT

1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. When used in this Agreement, the following terms in all of their tenses, cases, and correlative forms shall have the meanings assigned to them in this Section 1 or elsewhere in this Agreement.

(a) “Beneficially Own” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and a Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance). For the avoidance of doubt, Beneficially Own shall also include record ownership of securities.

(b) “Beneficial Owners” shall mean Persons who Beneficially Own the referenced securities.

(c) “Expiration Time” shall mean the earliest to occur of (i) the Effective Time, (ii) such date and time as the Merger Agreement shall be terminated pursuant to Article VIII thereof, or (iii) the termination of this Agreement by mutual written consent of the Parties.

(d) “Permitted Transfer” shall mean, in each case, with respect to each Company Stockholder, so long as (i) such Transfer is in accordance with applicable Law and such Company Stockholder is, and at all times has been, in compliance with this Agreement and (ii) (A) prior to such Company Stockholder delivering the written consent pursuant to Section 3(a)(i) below, any Transfer of Subject Securities by the Company Stockholder to another Company Stockholder or to an Affiliate of such transferring Company Stockholder, so long as such Affiliate, in connection with, and prior to, such Transfer, executes a joinder to this Agreement, in form and substance reasonably acceptable to Parent and the Company, pursuant to which such Affiliate agrees to become a party to this Agreement and be subject to the restrictions and obligations applicable to such Company Stockholder and otherwise become a party for all purposes of this Agreement or (B) after such Company Stockholder has delivered the written consent pursuant to Section 3(a)(i) below, any Transfer of Subject Securities by the Company Stockholder to another Person, so long as such Person, in connection with, and prior to, such Transfer, executes a joinder to this Agreement, in form and substance reasonably acceptable to Parent and the Company, pursuant to which such Person agrees to become a party to this Agreement and be subject to the restrictions and obligations applicable to such Company Stockholder and otherwise become a party for all purposes of this Agreement; provided that no such Transfer shall relieve the transferring Company Stockholder from its obligations under this Agreement (i) if less than all of such Company Stockholder’s Company Common Stock is transferred, other than with respect to the Company Common Stock transferred in accordance with the foregoing provisions, or (ii) if, following the transfer of all of such Company Stockholder’s Company Common Stock in accordance with the foregoing provisions, such Company Stockholder subsequently acquires or reacquires Beneficial Ownership of any Company Common Stock.

(e) “Subject Securities” shall mean, collectively, shares of Company Common Stock and New Company Common Stock.

(f) “Transfer” means (a) any direct or indirect offer, sale, tender pursuant to a tender or exchange offer, lease, assignment, encumbrance, loan, pledge, grant of a security interest, hypothecation (including by gift or by contribution or distribution to any trust or similar instrument or to any beneficiaries of the Company Stockholder), disposition, or other transfer (including by merger, consolidation or otherwise by operation of law), either voluntary or involuntary, or entry into any contract, option, or other arrangement or understanding with respect to any offer, sale, tender pursuant to a tender or exchange offer, lease, assignment, encumbrance, loan, pledge, hypothecation (including by gift or by contribution or distribution to any trust or similar instrument or to any beneficiaries of the Company Stockholder), disposition, or other transfer (including by merger, consolidation or otherwise by operation of law ), of any capital stock or interest in any capital stock (or any security convertible into or exchangeable for such capital stock), including in each case through the transfer of any Person or any interest in any Person or (b) in respect of any capital stock or interest in any capital stock, to enter into any swap or any other agreement, transaction, or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of such capital stock or interest in capital stock, whether any such swap, agreement, transaction, or series of transactions is to be settled by delivery

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of securities, in cash, or otherwise. For purposes of this Agreement, “capital stock” shall include interests in a partnership or limited liability company.

2. Agreement to Retain Subject Securities.

(a) Transfer and Encumbrance of Subject Securities. Other than a Permitted Transfer, hereafter until the Expiration Time, each Company Stockholder agrees that it shall not, with respect to any Subject Securities Beneficially Owned by such Company Stockholder, (a) Transfer any such Subject Securities, or (b) deposit any such Subject Securities into a voting trust or enter into a voting agreement or arrangement with respect to such Subject Securities or grant any proxy (except as otherwise provided herein or to grant a revocable proxy to the Company’s proxy holders to vote or cause to be voted the Subject Securities in accordance with this Agreement) or power of attorney with respect thereto.

(b) Injunction. Notwithstanding anything to the contrary in this Agreement, if at any time following the date hereof and prior to the Expiration Time a Governmental Entity of competent jurisdiction enters an order restraining, enjoining, or otherwise prohibiting the Company Stockholders or their Affiliates from (a) consummating the transactions contemplated by the Merger Agreement or (b) taking any action pursuant to Section 3 or Section 4, then (i) the obligations of each Company Stockholder set forth in Section 3 and the irrevocable proxy and power of attorney in Section 4 shall be of no force and effect for so long as such order is in effect and, in the case of clause (b), solely to the extent such order restrains, enjoins, or otherwise prohibits such Company Stockholder from taking any such action, and (ii) for so long as such order is in effect, each Company Stockholder shall cause the Subject Securities to not be represented in person or by proxy at any meeting at which a vote of such Company Stockholder on the Merger is requested. Notwithstanding anything to the contrary in this Section 2(b), the restrictions set forth in Section 2(a) shall continue to apply with respect to the Subject Securities until the Expiration Time.

(c) Additional Purchases; Adjustments. Each Company Stockholder agrees that any shares of Company Common Stock and any other shares of capital stock or other equity of the Company that such Company Stockholder purchases or otherwise acquires (including pursuant to a stock split, reverse stock split, stock dividend or distribution or any change in Company Common Stock by reason of a merger, reorganization, recapitalization, reclassification, combination, exchange of shares, or similar transaction) or with respect to which such Company Stockholder otherwise acquires voting power after the execution of this Agreement and prior to the Expiration Time (the “New Company Common Stock”) shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Company Common Stock, and such Company Stockholder shall promptly notify Parent of the existence of any New Company Common Stock.

(d) Unpermitted Transfers; Involuntary Transfers. Any Transfer or attempted Transfer of any Subject Securities in violation of this Section 2 shall, to the fullest extent permitted by Law, be null and void ab initio. If any involuntary Transfer of any of such Company Stockholder’s Subject Securities shall occur, the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Securities subject to all of the restrictions, liabilities, and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement.

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3. Agreement to Vote and Approve.

(a) Approval. From and after the date hereof until the Expiration Time, each Company Stockholder irrevocably and unconditionally agrees that it shall:

(i) within one (1) Business Day after both (A) the Registration Statement has become effective under the Securities Act and (B) the Consent Solicitation Statement/Information Statement/Prospectus contained therein has been delivered to such Company Stockholder, execute and deliver (or cause to be delivered) to the Company and to Parent a written consent, substantially in the form attached hereto as Exhibit A, pursuant to Section 228 of the DGCL and Section 2.2 of the Company Stockholders Agreement, in respect of all of the Subject Securities that the Company Stockholder Beneficially Owns adopting the Merger Agreement and approving the Merger, the other transactions contemplated in the Merger Agreement and any actions related to the Merger Agreement, which written consent (1) shall be irrevocable in accordance with its terms and (2) shall, for the avoidance of doubt, constitute the prior written approval by such Company Stockholder of the consummation by the Company of the Merger and the other transactions contemplated by the Merger Agreement for purposes of Section 2.2 of the Company Stockholders Agreement;

(ii) at any meeting of the stockholders of the Company called with respect to any of the following matters, and at every adjournment or postponement thereof, each Company Stockholder (A) shall appear at each such meeting or otherwise cause the Subject Securities that the Company Stockholder Beneficially Owns to be counted as present thereat for purposes of establishing a quorum and (B) shall, and shall cause each holder of record on any applicable record date to (including via proxy), vote all of the Subject Securities the Company Stockholder Beneficially Owns in favor of (1) the adoption of the Merger Agreement and the approval of the Merger, the other transactions contemplated in the Merger Agreement and any actions related to the Merger Agreement and (2) any proposal to adjourn or postpone such meeting of stockholders of the Company to a later date if there are not sufficient votes to adopt the Merger Agreement;

(iii) at any meeting of the stockholders of the Company called with respect to any of the following matters, and at every adjournment or postponement thereof, and on any action or approval by written consent of the stockholders of the Company with respect to any of the following matters, each Company Stockholder (A) shall appear at each such meeting or otherwise cause the Subject Securities that the Company Stockholder Beneficially Owns to be counted as present thereat for purposes of establishing a quorum and (B) shall, and shall cause each holder of record on any applicable record date to (including via proxy), vote the Subject Securities that the Company Stockholder Beneficially Owns against (1) any action or agreement that would reasonably be expected to result in any condition to the consummation of the Merger set forth in Article VII of the Merger Agreement not being satisfied, (2) any Company Competing Proposal, (3) any action which could reasonably be expected to prevent, impede, interfere with, discourage, delay, postpone, or materially adversely affect the consummation of the transactions contemplated by the Merger Agreement, including the Merger, or dilute, in any material respect, the benefit of the transactions contemplated thereby to Parent or to Parent’s stockholders, and (4) any action which could reasonably be expected to result in a breach of any representation, warranty, covenant, or agreement of the Company in the Merger Agreement; and

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(iv) take such actions as may reasonably be requested by the Company or Parent in order to cause the Merger to constitute a Drag Transaction (as defined in the Company Stockholders Agreement).

(b) Change of Recommendation. Notwithstanding anything to the contrary in this Agreement, if at any time from and after the date hereof until the Expiration Time there occurs a Company Change of Recommendation pursuant to and in compliance with Section 6.3(e)(iii) or Section 6.3(e)(iv) of the Merger Agreement (a “Change of Recommendation Event”), then the obligations of each Company Stockholder to deliver a written consent in accordance with Section 3(a)(i) and to vote its Subject Securities in accordance with Section 3(a)(ii) shall be limited to the number of shares of Company Common Stock that such Company Stockholder Beneficially Owns, rounded down to the nearest whole share, equal to the product of (a) such Company Stockholder’s Pro Rata Share multiplied by (b) the Covered Company Common Stock (such amount for each Company Stockholder, the “Covered Securities”); provided that all other obligations and restrictions contained in this Agreement, including those set forth in Section 3(a)(iii) shall continue to apply to all of such Company Stockholder’s Subject Securities; provided, further, however, that if a Change of Recommendation Event occurs, notwithstanding any other obligations hereunder, any Company Stockholder shall be expressly permitted to deliver a written consent covering, or vote, its Subject Securities that are not Covered Securities in its sole discretion with respect to the adoption of the Merger Agreement and the approval of the Merger, the other transactions contemplated in the Merger Agreement and any actions related to the Merger Agreement. For purposes of this Agreement, (i) the “Covered Company Common Stock” shall mean the total number of shares of Company Common Stock outstanding as of the record date of the applicable stockholder meeting or established by the Company with respect to any action by written consent, as applicable, multiplied by 0.35 and (ii) such Company Stockholder’s “Pro Rata Share” shall be the percentage set forth on Schedule A opposite such Company Stockholder’s name.

4. Irrevocable Proxy. By execution of this Agreement, each Company Stockholder hereby appoints and constitutes Parent, until the Expiration Time (at which time this proxy shall automatically be revoked), with full power of substitution and resubstitution, as such Company Stockholder’s true and lawful attorney-in-fact and proxy (which proxy is irrevocable and is coupled with an interest, pursuant to Section 212(e) of the DGCL), to the fullest extent of such Company Stockholder’s rights with respect to the Subject Securities Beneficially Owned by such Company Stockholder, to vote (or exercise a written consent with respect to) such Subject Securities solely with respect to the matters set forth in Section 3 hereof and each Company Stockholder shall retain the authority to vote its Subject Securities on all other matters; provided, however, that the foregoing shall only be effective if such Company Stockholder fails to be counted as present, to consent, or to vote such Company Stockholder’s Subject Securities, as applicable, in accordance with this Agreement; provided, further, however, that if at any time from and after the date hereof until the Expiration Time there occurs a Change of Recommendation Event, then the irrevocable proxy contemplated by this Section 4 shall terminate and cease to be effective with respect to all Subject Securities other than the Covered Securities.

5. Representations and Warranties of the Company Stockholders. Each Company Stockholder hereby severally, but not jointly, represents and warrants to each of Parent and the Company as follows:

(a) Due Authority. Such Company Stockholder has the full power and authority to make, enter into, and carry out the terms of this Agreement and to grant the irrevocable proxy as set forth in Section 4 hereof. This Agreement has been duly authorized, and no other action on the part of such Company Stockholder is necessary to authorize the execution and delivery of this Agreement by the Company Stockholder. This Agreement has been validly executed and delivered

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by such Company Stockholder and, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes a valid and binding agreement of such Company Stockholder enforceable against it in accordance with its terms.

(b) Ownership of the Company Common Stock. As of the date hereof, such Company Stockholder (a) Beneficially Owns the shares of Company Common Stock indicated on Schedule A hereto opposite such Company Stockholder’s name, free and clear of any and all Encumbrances, other than those created by this Agreement and those disclosed in writing to Parent and the Company on or before the date hereof, and (b) has sole voting power over all of the shares of Company Common Stock Beneficially Owned by such Company Stockholder. As of the date hereof, such Company Stockholder does not Beneficially Own any capital stock or other securities of the Company other than the shares of Company Common Stock set forth on Schedule A opposite such Company Stockholder’s name. As of the date hereof, such Company Stockholder does not Beneficially Own any rights to purchase or acquire any shares of capital stock of the Company, other than as provided in Article 3 of the Company Stockholders Agreement.

(c) No Conflict; Consents.

(i) The execution and delivery of this Agreement by such Company Stockholder does not, and the performance by such Company Stockholder of its obligations under this Agreement and the compliance by such Company Stockholder with any provisions hereof do not and will not: (i) conflict with or violate any Law applicable to such Company Stockholder; (ii) violate any provision of the certificate of incorporation or bylaws or similar organizational or governing documents of the Company Stockholder; or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, or result in the creation of an Encumbrance on any of the shares of Company Common Stock Beneficially Owned by such Company Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, or other instrument or obligation to which such Company Stockholder or an Affiliate is a party or by which such Company Stockholder or an Affiliate is bound.

(ii) No consent, approval, order, or authorization of, or registration, declaration, or filing with, any Governmental Entity or any other Person, is required by or with respect to such Company Stockholder or an Affiliate in connection with the execution and delivery of this Agreement or the performance by such Company Stockholder of its obligations hereunder.

(d) Absence of Litigation. There is no Proceeding pending against, or, to the knowledge of such Company Stockholder, threatened against or affecting, such Company Stockholder or an Affiliate that could reasonably be expected to materially impair or materially adversely affect the ability of such Company Stockholder to perform such Company Stockholder’s obligations hereunder on a timely basis.

6. Termination. This Agreement shall terminate immediately at, and shall have no further force or effect as of and following, the Expiration Time, provided, however, that the termination of this Agreement shall not relieve any Party from any liability for any inaccuracy in or breach of any representation, warranty, or covenant contained in this Agreement.

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7. Notice of Certain Events. Each Company Stockholder shall notify Parent and the Company in writing promptly of (a) any fact, event, or circumstance that would cause, or reasonably be expected to cause or constitute, a breach in any material respect of the representations and warranties of such Company Stockholder under this Agreement and (b) the receipt by such Company Stockholder of any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with this Agreement; provided, however, that the delivery of any notice pursuant to this Section 7 shall not limit or otherwise affect the remedies available to any Party.

8. No Solicitation. Each Company Stockholder agrees that neither it nor any of its Affiliates, directors, officers, or employees shall, and that it shall use reasonable best efforts to direct its Representatives not to, directly or indirectly, (a) initiate, solicit, propose, knowingly encourage, or knowingly facilitate any inquiry or the making of any proposal or offer that constitutes, or would reasonably be expected to result in, a Company Competing Proposal, (b) engage in, continue, or otherwise participate in any discussions with any Person with respect to or negotiations with any Person with respect to, relating to, or in furtherance of a Company Competing Proposal or any inquiry, proposal, or offer that would reasonably be expected to lead to a Company Competing Proposal, (c) furnish any information regarding the Company or its Subsidiaries, or access to the properties, assets, or employees of the Company or its Subsidiaries, to any Person in connection with or in response to any Company Competing Proposal or any inquiry, proposal, or offer that would reasonably be expected to lead to a Company Competing Proposal, (d) enter into any letter of intent or agreement in principle, or other agreement, providing for or relating to a Company Competing Proposal, (e) submit any Company Competing Proposal to the vote of the stockholders of the Company, or (f) resolve, agree, or publicly propose to, or permit the Company or any of its Subsidiaries or any of their respective Representatives to agree or publicly propose to, take any of the actions referred to in clauses (a) – (e). Notwithstanding anything in this Agreement to the contrary, each Company Stockholder (and its respective Affiliates, directors, officers, employees, and Representatives) may engage in any of the activities restricted by the preceding provisions of this paragraph with any person if the Company is permitted to engage in such activities with such person pursuant to Section 6.3 of the Merger Agreement, in each case subject to the restrictions and limitations set forth in such Section 6.3 of the Merger Agreement.

9. Waiver of Certain Actions. Each Company Stockholder hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, the Company, or any of their respective Subsidiaries or successors (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the Closing) or (b) alleging a breach of any duty of the board of directors of the Company or of Parent in connection with the Merger Agreement, this Agreement, or the transactions contemplated thereby or hereby. Each Company Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise, any appraisal rights under Section 262 of the DGCL.

10. Miscellaneous.

(a) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases, or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid

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and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business, and other purposes of such invalid or unenforceable term or provision.

(b) Successors and Assigns. Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any of the Parties (whether by operation of law or otherwise) without the prior written consent of both of Parent and the Company. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the Parties and their respective successors and permitted assigns.

(c) Amendments and Modifications. No provision of this Agreement may be amended or modified unless such amendment or modification is in writing and signed by (a) Parent, (b) the Company and (c) each of the Company Stockholders. No failure or delay by any Party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law.

(d) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally (notice deemed given upon receipt), transmitted by email (notice deemed given upon confirmation of receipt), or sent by a nationally recognized overnight courier service, such as Federal Express (notice deemed given upon receipt of proof of delivery), to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

(i)	if to Parent, to:

Eclipse Resources Corporation

2121 Old Gatesburg Road, Suite 110

State College, Pennsylvania 16803

Attention:       General Counsel

E-mail:           chulburt@eclipseresources.com

with a required copy to (which copy shall not constitute notice):

Norton Rose Fulbright US LLP

2200 Ross Avenue, Suite 3600

Dallas, Texas 75201

Attention:       Bryn A. Sappington

              Paul S. Conneely

E-mail:           bryn.sappington@nortonrosefulbright.com

              paul.conneely@nortonrosefulbright.com

(ii)	if to the Company, to:

Blue Ridge Mountain Resources, Inc.

122 West John Carpenter Freeway, Suite 300

Irving, Texas 75039

Attention:       General Counsel

E-mail:           pjohnston@brmresources.com

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with a required copy to (which copy shall not constitute notice):

Bracewell LLP

711 Louisiana Street, Suite 2300

Houston, Texas 77002

Attention:         Charles H. Still, Jr.

E-mail:             charles.still@bracewell.com

(iii)	if to any Company Stockholder, to it at its mailing or email address set forth on the signature pages hereto.

or to such other address as any Party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective upon receipt.

(e) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to any choice of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any other jurisdiction.

(f) Submission to Jurisdiction. Each of the Parties agrees that it shall bring any action or proceeding in respect of any claim arising under or relating to this Agreement or the transactions contemplated by this Agreement exclusively in the Court of Chancery of the State of Delaware (or if such court declines to accept jurisdiction over a particular matter, any state or federal court located within the State of Delaware) (the “Chosen Courts”) and, solely in connection with such claims, (a) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (b) waives any objection to the laying of venue in any such action or proceeding in the Chosen Courts, (c) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any Party, and (d) agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 10(d) or in such other manner as may be permitted by Law shall be valid and sufficient service thereof. The consent to jurisdiction set forth in this Section 10(f) shall not constitute a general consent to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this Section 10(f). The Parties agree that a final judgment in any such suit, action, or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

(g) Enforcement. The Parties agree that irreparable damage, for which monetary damages would not be an adequate remedy, would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached by the Parties. Prior to the termination of this Agreement pursuant to Section 6, it is accordingly agreed that the Parties shall be entitled to seek an injunction or injunctions, or any other appropriate form of specific performance or equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, in each case in accordance with this Section 10(g), this being in addition to any other remedy to which they are entitled under the terms of this Agreement at Law or in equity.

(h) No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the Parties any right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

(i) WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT

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IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE MERGER AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY SUIT, ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER; (B) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (C) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY; AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 10(i).

(j) Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof.

(k) Counterparts. This Agreement may be executed in two or more counterparts, including via facsimile or email in “portable document format” (“.pdf”) form transmission, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the Parties and delivered to the Company, Parent and the Company Stockholder, it being understood that all parties need not sign the same counterpart and that a Company Stockholder need not receive a copy of this Agreement executed by any other Company Stockholder provided such Company Stockholder receives a copy of this Agreement executed by the Company, Parent and such Company Stockholder.

(l) No Agreement Until Executed. This Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement, or understanding between the Parties unless and until (a) the Merger Agreement is executed and delivered by all parties thereto, and (b) this Agreement is executed and delivered by the Parties.

(m) Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense, whether or not the Merger is consummated.

(n) Action in Company Stockholder Capacity Only. No Person executing this Agreement (or designee or Representative of such Person) who has been, is, or becomes during the term of this Agreement a director or officer of the Company shall be deemed to make any agreement or understanding in this Agreement in such Person’s capacity as a director or officer of the Company. The Parties acknowledge and agree that this Agreement is entered into by the Company Stockholders solely in their capacity as the Beneficial Owners of shares of Company Common Stock and nothing in this Agreement shall (a) restrict in any respect any actions taken by the Company Stockholders or their designees or Representatives who are a director or officer of the Company solely in his or her capacity as a director or officer of the Company or (b) be construed to prohibit, limit, or restrict such Company Stockholder or its designees or Representatives from exercising his or her fiduciary duties as a director or officer of the Company. For the avoidance of doubt, nothing in this Section 10(n) shall in any way modify, alter, or amend any of the terms of the Merger Agreement.

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(o) Documentation and Information. No Company Stockholder or its Affiliates shall make any public announcement regarding this Agreement and the transactions contemplated hereby without the prior written consent of Parent and the Company, except as may be required by applicable Law (provided that reasonable notice of any such disclosure will be provided to Parent and the Company). Each Company Stockholder consents to and hereby authorizes Parent and the Company to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent or the Company reasonably determines to be necessary in connection with the Merger Agreement and any transactions contemplated by the Merger Agreement, including the Merger, such Company Stockholder’s identity and Beneficial Ownership of the Subject Securities, the existence of this Agreement and the nature of such Company Stockholder’s commitments and obligations under this Agreement, and such Company Stockholder acknowledges that each of Parent and the Company may, in their respective sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Entity. Each Company Stockholder agrees to promptly give Parent and the Company any information they may reasonably require for the preparation of any such disclosure documents, and such Company Stockholder agrees to promptly notify Parent and the Company of any required corrections with respect to any written information supplied by such Company Stockholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect. Parent and the Company shall in any instance where such Company Stockholder or information relating thereto is disclosed, use their respective reasonable best efforts to provide drafts of such disclosures with sufficient time to enable such Company Stockholder to review and provide comments on such disclosures and Parent and Company shall in good faith consider incorporating any reasonable modifications requested by such Company Stockholder.

(p) Obligation to Update Schedule A. Each of the Company Stockholders agrees that in connection with any acquisitions or Transfers (to the extent permitted) of Subject Securities by such Company Stockholder, such Company Stockholder will, as promptly as practicable following the completion thereof, notify Parent and the Company in writing of such acquisition or Transfer and the Parties will update Schedule A to reflect the effect of such acquisition or Transfer.

[Signature pages follow.]

11

IN WITNESS WHEREOF, the Parties have duly executed this Agreement by their authorized representatives as of the date first above written.

ECLIPSE RESOURCES CORPORATION

By:	/s/ Benjamin W. Hulburt
Name:	Benjamin W. Hulburt
Title:	Chairman, President and Chief Executive Officer

BLUE RIDGE MOUNTAIN RESOURCES, INC.

By:	/s/ John K. Reinhart
Name:	John K. Reinhart
Title:	President and Chief Executive Officer

[Signature Page to Voting Agreement – 1 of 10]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement by their authorized representatives as of the date first above written.

COMPANY STOCKHOLDERS

GOLDMAN SACHS ASSET MANAGEMENT, L.P., on behalf of its participating funds and accounts listed on the attached Schedule A

By:	/s/ Michael Goldstein
Name:	Michael Goldstein
Title:	Managing Director

Address for Notice:
200 West Street
3rd Floor
NY, NY 10005
	Attention:	jeffrey.olinsky@gs.com
Email:

[Signature Page to Voting Agreement – 2 of 10]

WESTERN ASSET MANAGEMENT COMPANY, LLC, as investment manager and agent for the stockholders listed on the attached Schedule A

By:	/s/ Adam Wright
Name:	Adam Wright
Title:	Manager, U.S. Legal Affairs

Address for Notice:
385 E COLORADO BLUD
PASADENA, CA 91101

	Attention:	LEGAL DEPARTMENT
Email:

[Signature Page to Voting Agreement – 3 of 10]

SPECIALTY LOAN FUND III, L.P.

By: HPS INVESTMENT PARTNERS, LLC, its investment manager

By:	/s/ Don Dimitrievich
Name:	Don Dimitrievich
Title:	Managing Director

Address for Notice:
40 West 57th Street, 33rd FL.
New York, NY 10019

	Attention:	Don Dimitrievich
	Email:	don.dimitrievich@hpspartners.com

SPECIALTY LOAN SECTOR D INVESTMENT FUND, L.P.

By: HPS INVESTMENT PARTNERS, LLC, its investment manager

By:	/s/ Don Dimitrievich
Name:	Don Dimitrievich
Title:	Managing Director

Address for Notice:
40 West 57th Street, 33rd FL.
New York, NY 10019

	Attention:	Don Dimitrievich
	Email:	don.dimitrievich@hpspartners.com

[Signature Page to Voting Agreement – 4 of 10]

SPECIALTY LOAN INSTITUTIONAL HOLDINGS DAC

By: HPS INVESTMENT PARTNERS, LLC, its investment manager

By:	/s/ Don Dimitrievich
Name:	Don Dimitrievich
Title:	Managing Director

Address for Notice:
40 West 57th Street, 33rd FL.
New York, NY 10019

	Attention:	Don Dimitrievich
	Email:	don.dimitrievich@hpspartners.com

SPECIALTY LOAN INSTITUTIONAL FUND III, L.P.

By: HPS INVESTMENT PARTNERS, LLC, its investment manager

By:	/s/ Don Dimitrievich
Name:	Don Dimitrievich
Title:	Managing Director

Address for Notice:
40 West 57th Street, 33rd FL.
New York, NY 10019

	Attention:	Don Dimitrievich
	Email:	don.dimitrievich@hpspartners.com

[Signature Page to Voting Agreement – 5 of 10]

SPECIALTY LOAN VG FUND, L.P.

By: HPS INVESTMENT PARTNERS, LLC, its investment manager

By:	/s/ Don Dimitrievich
Name:	Don Dimitrievich
Title:	Managing Director

Address for Notice:
40 West 57th Street, 33rd FL.
New York, NY 10019

	Attention:	Don Dimitrievich
	Email:	don.dimitrievich@hpspartners.com

NDT SENIOR LOAN FUND L.P.

By: HPS INVESTMENT PARTNERS, LLC, its investment manager

By:	/s/ Don Dimitrievich
Name:	Don Dimitrievich
Title:	Managing Director

Address for Notice:
40 West 57th Street, 33rd FL.
New York, NY 10019

	Attention:	Don Dimitrievich
	Email:	don.dimitrievich@hpspartners.com

[Signature Page to Voting Agreement – 6 of 10]

AIGUILLES ROUGES SECTOR A INVESTMENT FUND, L.P.

By: HPS INVESTMENT PARTNERS, LLC, its investment manager

By:	/s/ Don Dimitrievich
Name:	Don Dimitrievich
Title:	Managing Director

Address for Notice:
40 West 57th Street, 33rd FL.
New York, NY 10019

	Attention:	Don Dimitrievich
	Email:	don.dimitrievich@hpspartners.com

[Signature Page to Voting Agreement – 7 of 10]

AXAR MASTER FUND LTD

By: AXAR CAPITAL MANAGEMENT LP, its investment manager

By:	/s/ Andrew Axelrod
Name:	Andrew Axelrod
Title:	Authorized Signatory

Address for Notice:
c/o Axar Capital Management LP
1330 Avenue of the Americas, 30th Floor
New York, NY 10019
	Attention:	Andrew Axelrod
	Email:	aaxelrod@axarcapital.com

STAR V PARTNERS LLC

By: AXAR CAPITAL MANAGEMENT LP, its investment manager

By:	/s/ Andrew Axelrod
Name:	Andrew Axelrod
Title:	Authorized Signatory

Address for Notice:
c/o Axar Capital Management LP
1330 Avenue of the Americas, 30th Floor
New York, NY 10019
	Attention:	Andrew Axelrod
	Email:	aaxelrod@axarcapital.com

BLACKWELL PARTNERS LLC – SERIES E

By: Solely with respect to the assets for which Axar Capital Management LP acts as its investment manager

By:	/s/ Andrew Axelrod
Name:	Andrew Axelrod
Title:	Authorized Signatory

Address for Notice:
c/o Axar Capital Management LP
1330 Avenue of the Americas, 30th Floor
New York, NY 10019
	Attention:	Andrew Axelrod
	Email:	aaxelrod@axarcapital.com

[Signature Page to Voting Agreement – 8 of 10]

CVC EUROPEAN CREDIT OPPORTUNITIES S.A.R.L. ACTING IN RESPECT OF ITS COMPARTMENT A

By:	/s/ Andrew Davies
Name:	Andrew Davies
Title:	Senior Managing Director

Address for Notice:
712 Fifth Avenue, 42nd Floor
New York, New York 10019

	Attention:	Andrew Davies
	Email:	adavies@cvc.com

CVC GLOBAL CREDIT OPPORTUNITIES MASTER FUND, LP

By:	/s/ Oscar Anderson
Name:	Oscar Anderson
Title:	Portfolio Manager

Address for Notice:
712 Fifth Avenue, 42nd Floor
New York, New York 10019

	Attention:	Oscar Anderson
	Email:	oanderson@cvc.com

CVC GLOBAL CREDIT OPPORTUNITIES MASTER FUND II, LP

By:	/s/ Oscar Anderson
Name:	Oscar Anderson
Title:	Portfolio Manager

Address for Notice:
712 Fifth Avenue, 42nd Floor
New York, New York 10019

	Attention:	Oscar Anderson
	Email:	oanderson@cvc.com

[Signature Page to Voting Agreement – 9 of 10]

CVC CREDIT PARTNERS GLOBAL SPECIAL SITUATIONS HOLDINGS, L.P.

By:	/s/ David Tomea
Name:	David Tomea
Title:	Authorized Signatory

Address for Notice:
712 Fifth Avenue, 42nd Floor
New York, New York 10019

	Attention:	David Tomea
	Email:	dtomea@cvc.com

CVC EUROPEAN CREDIT OPPORTUNITIES (NO. 8) S.A.R.L.

By:	/s/ Andrew Davies
Name:	Andrew Davies
Title:	Senior Portfolio Manger

Address for Notice:
712 Fifth Avenue, 42nd Floor
New York, New York 10019

	Attention:	Andrew Davies
	Email:	adavies@cvc.com

[Signature Page to Voting Agreement – 10 of 10]

SCHEDULE A

Company Stockholder	Number of Shares of Company Common Stock Beneficially Owned	Number of Shares of Company Common Stock Owned of Record	Pro Rata Share
Goldman Sachs Asset Management, L.P., on behalf of its participating funds and accounts listed below
Goldman Sachs Trust – Goldman Sachs High Yield Fund	670,713		2.18%
Factory Mutual Insurance Company	44,975		0.15%
Goldman Sachs Trust – Goldman Sachs Strategic Income Fund	7,667,598		24.97%
Goldman Sachs Trust – Goldman Sachs High Yield Floating Rate Fund	1,286,477		4.19%
Goldman Sachs Trust – Goldman Sachs Income Builder Fund	260,072		0.85%
Advanced Series Trust – AST Goldman Sachs Strategic Income Portfolio	234,725		0.76%
Global Opportunities LLC	440,155		1.43%
Tactical Tilt Overlay LLC	90,263		0.29%
Goldman Sachs Trust – Goldman Sachs Tactical Tilt Overlay Fund	200,259		0.65%
Global Opportunities Offshore WTI Ltd	1,090,713		3.55%
High Yield Floating Rate Portfolio WTI (Lux) Ltd	242,080		0.79%
Global Multi-Sector Credit Portfolio WTI (Lux) Ltd	152,622		0.50%
FRL WTI Ltd	126,906		0.41%

Western Asset Management Company, LLC, as investment manager and agent for the stockholders listed below
WA Opportunistic US$ HY LLC	279,000		0.91%
WA Opportunistic Value Portfolio	7,097		0.02%
DSM	85,378		0.28%
WA High Yield Portfolio	130,264		0.42%
Consulting Group Capital Markets Funds – High Yield Fund	24,541		0.08%
Western Asset F/R High Income Fund LLC	566,625		1.85%
LM WA US High Yield Fund	119,481		0.39%
Kern County – High Yield	24,947		0.08%
WA High Income Opportunity Fd Inc (HIO)	345,384		1.12%
JOHN HANCOCK II HIGH YIELD FUND	225,352		0.73%
John Hancock High Yield Trust	97,958		0.32%
Western Asset Global HY Bond Fund	103,751		0.34%
LM WA Global High Yield Bond Fund	96,391		0.31%
WA Global High Income Fund Inc (EHI)	175,718		0.57%
WA High Income Fund II Inc (HIX)	416,831		1.36%
LM WA Variable Global HY Bond Pf	40,967		0.13%
WA Short Duration High Income Fund	437,037		1.42%
Cal State Teachers Ret System	26,233		0.09%
So Cal Edison Co Ret Plan Trust – ST HY	97,697		0.32%
WA Strategic US$ HY LLC	85,117		0.28%
JH II Floating Rate Income Fund	859,102		2.80%
Intl Union, UAW Strike Short Term HY	53,334		0.17%
WA High Yield Defined Opportunity (HYI)	183,339		0.60%
WA Short Dated HY Port Master Fund Ltd	181,191		0.59%
Intl Union, UAW – Master Pension SDHY	45,715		0.15%
Multimix Wholesale Diversified FI Trust	1,565		0.01%

WA Middle Market Fund Inc. (WAM)	151,555	0.49%
LMP Corporate Loan Fund Inc. (TLI)	45,562	0.15%
Western Asset Bank Loan (Multi-Currency) Fund	56,867	0.19%
Employees’ Retirement System of the State of Rhode Island	64,206	0.21%
Ascension Alpha Fund LLC	70,401	0.23%
WA Macro Opportunities Fund	85,639	0.28%
Ascension Health Master Pension	52,812	0.17%
1199 SEIU Health Care Employees Pension Fund High Yield/Bank	52,194	0.17%
Kaiser Foundation Hospitals	78,019	0.25%
Kaiser Permanente Group Trust 11NM WAMCO Macro Ops	52,551	0.17%
AST Academic Strategies Asset Allocation Portfolio	19,154	0.06%
The Walt Disney Co Master Retirement Plan	17,587	0.06%
Vantagepoint Investment	65,132	0.21%
Indiana University – TRU Account	8,876	0.03%
WA Middle Market Income Fund, Inc. (WMX)	313,603	1.02%
WA Premier Bond Fund (WEA)	52,812	0.17%
Mountain Hawk I CLO	58,876	0.19%
Mountain Hawk II CLO	53,407	0.17%
Mountain Hawk III CLO, Ltd.	53,387	0.17%
European Multi-Sector Fund	3,654	0.01%
John Lewis	14,358	0.05%
LM WA Global Multi Strategy Fund	34,984	0.11%
Diageo Pension Scheme	18,370	0.06%
LM WA Short Duration High Income Bond Fund	8,876	0.03%
Global Bond Fund	24,163	0.08%
Western Asset Global Multi Sector LLC	46,498	0.15%
Legg Mason GMS Bond Fund	53,596	0.17%
Sabic Liquidation ac	70,172	0.23%

Specialty Loan Fund III, L.P.	459,883	1.50%
Specialty Loan Sector D Investment Fund, L.P.	1,491,131	4.86%
Specialty Loan Institutional Holdings DAC	247,846	0.81%
Specialty Loan Institutional Fund III, L.P.	131,852	0.43%
Specialty Loan VG Fund, L.P.	255,259	0.83%
NDT Senior Loan Fund L.P.	158,415	0.52%
Aiguilles Rouges Sector A Investment Fund, L.P.	373,173	1.22%

Axar Master Fund Ltd	3,894,893	12.68%
Star V Partners LLC	134,425	0.44%
Blackwell Partners LLC – Series E	527,510	1.72%

CVC European Credit Opportunities S.A.R.L., acting in respect of its Compartment A	246,535	0.80%
CVC Global Credit Opportunities Master Fund, LP	2,092,497	6.81%
CVC Global Credit Opportunities Master Fund II, LP	168,445	0.55%
CVC Credit Partners Global Special Situations Holdings, L.P.	987,388	3.22%
CVC European Credit Opportunities (No. 8) S.A.R.L.	695,626	2.27%

EXHIBIT A

Written Consent of Company Stockholders

(See attached)

BLUE RIDGE MOUNTAIN RESOURCES, INC.

WRITTEN CONSENT OF STOCKHOLDERS

IN LIEU OF MEETING

PURSUANT TO SECTION 228(a) OF

THE GENERAL CORPORATION LAW

OF THE STATE OF DELAWARE

AND

WRITTEN APPROVAL OF STOCKHOLDERS

PURSUANT TO STOCKHOLDERS AGREEMENT

This Written Consent and Approval of Stockholders (this “Consent”) of Blue Ridge Mountain Resources, Inc., a Delaware corporation (the “Company”), is made and given pursuant to Section 228(a) of the General Corporation Law of the State of Delaware (the “DGCL”), the bylaws of the Company and the Stockholders Agreement (as defined below) by each of the undersigned entities (each, a “Stockholder”), on behalf of itself and any fund or account managed by such Stockholder (i) that is the beneficial or record owner of shares of common stock, par value $0.01, of the Company (the “Common Stock”) and (ii) for which such Stockholder is authorized to execute and deliver this Consent (with respect to each Stockholder, its “Managed Funds and Accounts”).

WHEREAS, the Company has entered into an Agreement and Plan of Merger, dated as of August 25, 2018 (as amended from time to time, subject to Section 251(d) of the DGCL, the “Merger Agreement”), with Eclipse Resources Corporation, a Delaware corporation (“Eclipse”), and Everest Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Eclipse (“Merger Sub”), pursuant to which, among other matters, on the terms and subject to the conditions set forth therein, (i) Merger Sub will be merged with and into the Company, (ii) the Company will be the surviving corporation and become a wholly owned subsidiary of Eclipse and (iii) the issued and outstanding shares of Common Stock will be converted into the right to receive shares of common stock of Eclipse (the “Merger”);

WHEREAS, the board of directors of each of the Company, Eclipse and Merger Sub has adopted a resolution approving the Merger Agreement and declaring its advisability, and the Merger Agreement has been submitted to the stockholders of the Company for the purpose of acting on the Merger Agreement by written consent in lieu of a meeting of stockholders;

WHEREAS, pursuant to Section 228(a) of the DGCL and the bylaws of the Company, any action required or permitted to be taken at an annual or special meeting of stockholders of the Company may be taken without meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken shall be (i) signed by the holders of outstanding stock of the Company having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and (ii) delivered to the Company in the manner specified in Section 228(a) of the DGCL and the bylaws of the Company;

WHEREAS, the Company is a party to that certain Stockholders Agreement, dated as of May 6, 2016 (the “Stockholders Agreement”), by and among the Company and the Holders (as defined therein);

WHEREAS, pursuant to Section 2.2 of the Stockholders Agreement, without the prior written approval of Holders representing in the aggregate more than a majority of the issued and outstanding Common Stock, the Company may not take certain specified actions, including (i) the consummation of a merger, (ii) a change in the number of directors of the Company’s board of directors and (iii) amendments to the Company’s certificate of incorporation and bylaws, each of which would occur pursuant to the Merger Agreement;

WHEREAS, the Merger constitutes a Drag-Eligible Transaction (as defined in the Stockholders Agreement) and, pursuant to Section 4.2 of the Stockholders Agreement, will become a Drag Transaction (as defined in the Stockholders Agreement) if Holders holding more than 66 2⁄3% of the issued and outstanding Common Stock (i) propose to transfer shares of Common Stock pursuant to the Merger and (ii) request that each other Holder be required to sell all shares of Common Stock owned by it pursuant to the Merger;

WHEREAS, the Merger Agreement provides that consummation of the Merger is subject to, among other things, (i) the adoption of the Merger Agreement by the holders of a majority of the outstanding shares of Common Stock in accordance with the DGCL and (b) the prior written approval of the consummation of the Merger by the holders of a majority of the outstanding shares of Common Stock in accordance with the Stockholders Agreement; and

WHEREAS, each of the undersigned Stockholders desires to (i) adopt the Merger Agreement in accordance with Section 251(c) of the DGCL, (ii) approve the consummation of the Merger and each of the other actions contemplated by the Merger Agreement in accordance with Section 2.2 of the Stockholders Agreement and (iii) cause the Merger to be a Drag Transaction.

NOW, THEREFORE:

1. Adoption of Merger Agreement. Each of the undersigned Stockholders, being entitled to vote on the foregoing recitals and the following resolution as if the same had been submitted at a formal meeting of the stockholders of the Company duly called and held for the purpose of acting on the same, hereby irrevocably consents, on behalf of itself and each of its Managed Funds and Accounts, to the adoption of the foregoing recitals and the following resolution:

RESOLVED, that the Merger Agreement is hereby adopted and approved in all respects.

2. Approval Under Stockholders Agreement. Without limitation of the consent set forth in paragraph 1 above, each of the undersigned Stockholders hereby irrevocably approves in all respects, on behalf of itself and each of its Managed Funds and Accounts: (a) the Merger Agreement, (b) the performance by the Company of its obligations under the Merger Agreement, (c) the consummation of the Merger, (d) the change in the number of directors of the Company’s board of directors and the amendments to the Company’s certificate of incorporation and bylaws contemplated by the Merger Agreement, and (e) any other action contemplated by the Merger Agreement that requires the approval of Holders pursuant to Section 2.2 of the Stockholders Agreement.

3. Drag Transaction. For purposes of causing the Merger to be a Drag Transaction upon execution of this Consent or another written instrument to the effect set forth in this paragraph 3 by Holders holding more than 66 2⁄3% of the issued and outstanding Common Stock, each of the undersigned Stockholders hereby (a) confirms that it or its Managed Funds and Accounts, as applicable, propose to transfer shares of Common Stock pursuant to the Merger and (b) requests that each other Holder be required to sell all shares of Common Stock owned by it pursuant to the Merger.

4. Counterparts; Effectiveness of Consent. This Consent (a) may be executed and delivered in multiple counterparts (including by facsimile or email in .pdf form) to have the force and effect of a single original document whether or not any of said counterparts shall each have been executed by all of the Stockholders executing this Consent, (b) shall be effective as to each of the undersigned Stockholders upon such Stockholder’s execution and delivery to the Company of a counterpart signature page hereto, (c)

2

shall constitute (i) adoption of the Merger Agreement for purposes of the requirements of the DGCL and (ii) the requisite approval of the matters described in paragraph 2 above for purposes of Section 2.2 of the Stockholders Agreement upon execution and delivery to the Company, within the time period specified in Section 228(c) of the DGCL, of a counterpart signature page hereto by Stockholders representing (including on behalf of their Managed Funds and Accounts) a majority of the issued and outstanding shares of Common Stock, and (d) shall not be affected by any subsequent transfer of any shares of Common Stock held by any of the undersigned Stockholders or any of their Managed Funds and Accounts.

5. Ownership of Common Stock. By executing this Consent, each of the undersigned Stockholders, severally and not jointly, represents and warrants to the Company that (a) such Stockholder, directly or through one or more of its Managed Funds and Accounts, is the beneficial owner of the number of shares of Common Stock set forth beneath such Stockholder’s signature on its signature page hereto and (b) such Stockholder has the authority to execute and deliver this Consent with respect to such shares of Common Stock.

[Signature Pages Follow]

3

IN WITNESS WHEREOF, the undersigned Stockholder has executed this Consent as of the date set forth below.

[Name of Stockholder]

By:

Name:

Title:

Date:

Number of Shares of Common Stock:

Signature Page to

Written Consent and Approval of Stockholders

of Blue Ridge Mountain Resources, Inc.